Exhibit 99.2

CUI Global, Inc.
Charter of the Audit Committee
of the
Board of Directors

This charter ("Charter") of the audit committee ("Audit Committee") of the Board of Directors ("Board") of CUI Global, Inc. ("Company") sets forth the rules of governance of the Audit Committee and has been duly adopted by the Board.

I.	Audit Committee Purpose
The Audit Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities.  To this end, the Audit Committee's primary duties and responsibilities are to:
1.	Support the independence of the independent auditors and their objective review and audit of the Company's annual financial statements.
2.
Support the independence and funding of the internal auditors to help to assure that they have sufficient independence and resources to conduct internal audits as appropriate or necessary, free of interference or pressure.

3.	The audit committee shall be directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company.
4.	Perform other functions, within the scope of the foregoing, which the Audit Committee deems necessary or appropriate to undertake from time to time.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization.  The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.  In addition, the Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent auditors.  The independent auditors are ultimately accountable to the Audit Committee and the entire Board for such auditors' review of the financial statements and controls of the Company.

II.	Audit Committee Composition and Meetings
1.
Audit Committee members shall meet the applicable requirements of the National Association of Securities Dealers Automated Quotations (Nasdaq).  The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom must: (i) be independent as defined under  Nasdaq Rule 5605(a)(2); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Act (subject to the exemptions provided in Rule 10A-3(c) under the Act); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a Company's balance sheet, income statement, and cash flow statement.  At least one member of the audit committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.  The Audit Committee members must not accept any consulting, advisory, or other compensatory fee from the Company other than for board service.

2.
Audit Committee members shall be appointed by the Board on recommendation of the Board's nominating committee or, if no such committee exists, then the Audit Committee Members shall be appointed by the Board.  If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

3.
The Audit Committee shall meet at least two times annually, or more frequently as circumstances dictate.  The Audit Committee Chair should prepare and/or approve an agenda in advance of each meeting.  The Audit Committee should meet privately in executive session at least annually with the Company's management, the director of the internal auditing department, the independent auditors, and as an Audit Committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III.	Audit Committee Responsibilities and Duties
The Audit Committee shall have the responsibilities set forth in Rule 10A-3(b)(2), (3), (4) and (5) under the Act and to perform the following:
1.
On an annual basis (or more frequently as necessary or appropriate), review and reassess the adequacy of the Charter. Submit the Charter to the Board for approval and have the document published at least every three years in accordance with the regulations of the Securities and Exchange Commission (the "SEC").

2.
On a periodic basis, review the Company's principal policies for accounting, internal control and financial reporting and, as applicable, review with management and the independent auditors any significant changes in the Company's accounting policies and review the effect on the Company's accounting policies of important pronouncements of the accounting profession and other regulatory bodies.

3.	Oversee independence of the independent auditors by:
a.
Receiving from the independent auditors, on a periodic basis, a formal written statement delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard No. I;

b.
Reviewing, and actively discussing with the Board, if necessary, and the independent auditors, on a periodic basis, any disclosed relationships or services between the independent auditors and the Company or any other disclosed relationships or services that may impact the objectivity and independence of the auditors; and

c.	Recommending, if necessary, that the Board take certain action to satisfy itself of the auditor's independence.
4.
On an annual basis, review management's recommendation for and evaluation of the independence of, the Company's independent auditors and, based upon such review, recommend the appointment or discharge of such auditors.

5.
On an annual basis, review with the independent auditors their plan, scope and timing of their audit and their audit fees and approve all such fees and other significant compensation to be paid to the independent auditors.

6.
After completion of the audit by the independent auditors of the Company's annual financial statements, review with management and the independent auditors the audit report, the management letter relating to the audit report, any significant questions (resolved or unresolved) between management and the independent auditors that arose during the audit or in connection with the preparation of the Company's annual financial statements, and the cooperation afforded or limitations, if any, imposed by management on the conduct of the audit.

7.
Review with management and the independent auditors, before publication, the Company's annual financial statements (including footnotes and any special disclosure questions) to be included in the annual report to stockholders and the annual report on Form 10-K to be filed with the SEC. Discuss any significant changes to the Company's accounting principles and any items required to be communicated to the independent auditors in accordance with SAS 61.

8.
Review with management and the independent auditors the company's quarterly financial statements prior to filing or distribution.  Discuss any significant changes to the Company's accounting principles and any items required to be communicated to the independent auditors in accordance with SAS 61. The Chair may represent the entire Audit Committee for purposes of this review.

9.	Consider the independent auditors' judgment with respect to the quality and propriety of the Company's accounting principles as applied in its financial reporting.
10.	On an annual basis (or more frequently as necessary or appropriate), review management's plans to engage the independent auditors to perform management advisory services.
11.
On a periodic basis, review with management and the internal auditors the adequacy of the Company's internal accounting control system, the scope and results of the internal audit program, and the cooperation afforded or limitations, if any, imposed by management on the conduct of the internal audit program.

12.	Review the budget, plan, changes in plan, activities and organizational structure of the internal audit department, as needed.
13.	Review the appointment, performance and replacement of the senior internal audit executive.
14.	Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.
15.
On an annual basis, review with management, the Company's counsel and internal auditors, the procedures for monitoring compliance with the Company's policies on business integrity, ethics and conflicts of interest.

16.
Review with management and the independent auditors the extent to which significant changes or improvements in important accounting and financial control practices, recommended by management or the independent auditors, have been implemented.

17.	On a period basis, review the adequacy of the Company's accounting and financial control resources.
18.	Review reports on officers' and directors' expenses.

19.
On an annual basis (or more frequently as necessary or appropriate), review with the Company's counsel any legal matters which may have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received.

20.
On a periodic basis, review the Company's financial planning policies and practices and financial objectives.  Monitor the Company's financial condition and requirements for funds. Review periodically the Company's short-term and long-term capital expenditure plans and working capital position.

21.	Review management recommendations with respect to the amount, timing, type and terms of public and private stock and debt issues and credit facilities.
22.	On an annual basis, prepare a report to stockholders as required by the SEC. The report should be included in the Company's annual proxy statement.
23.
Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters by employees of the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the company, as well as employees of the company providing the services.

24.	In all respects, have the obligation to adhere to and to compel compliance by CUI Global, Inc. to the Sarbanes-Oxley Act of 2002.
25.
The audit committee shall have the authority to engage independent counsel or other advisors, as it determines necessary to carry out its duties.  The Company shall provide appropriate funding to the audit committee.

26.
The audit committee shall compel the auditor’s compliance with SEC audit regulations and the committee is authorized to "recognize, as 'generally accepted’ any accounting principles" that are established by a standard-setting body that meets the Sarbanes-Oxley Act of 2002 criteria, which include requirements that such standard-setting body:

a.	is a private entity;
b.	is governed by a board of trustees (or equivalent body), the majority of whom are not or have not been associated persons with a public accounting firm for the past 2 years;
c.	is funded in a manner similar to the Board;
d.	has adopted procedures to ensure prompt consideration of changes to accounting principles by a majority vote;
e.	considers, when adopting standards, the need to keep them current and the extent to which international convergence of standards is necessary or appropriate.
27.
The Audit committee shall oversee that the CEO and CFO of the Company shall prepare a statement to accompany the audit report to certify the "appropriateness of the financial statements and disclosures contained in the periodic report, and that those financial statements and disclosures fairly present, in all material respects, the operations and financial condition of the Company."

28.
It shall be the basic policy of the audit committee to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

a.	Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company;
b.
Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and

c.
Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on the financial statements.

29.
The audit committee shall oversee and enforce prohibition by the auditor from providing any non-audit service to an Company contemporaneously with the audit, including: (1) bookkeeping or other services related to the accounting records or financial statements of the Company; (2) financial information systems design and implementation; (3) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (4) actuarial services; (5) internal audit outsourcing services; (6) management functions or human resources; (7) broker or dealer, investment adviser, or investment banking services; (8) legal services and expert services unrelated to the audit; (9) any other service that the Board of Directors determines, by regulation, is impermissible. The Board of Directors may, on a case-by-case basis, exempt from these prohibitions any person, company, public accounting firm, or transaction, subject to review by the SEC.

30.	The lead audit or coordinating partner and the reviewing partner must rotate off of the Company audit every 5 years.
31.
The auditor must report to the audit committee all "critical accounting policies and practices to be used…all alternative treatments of financial information within GAAP that have been discussed with management…ramifications of the use of such alternative disclosures and treatments, and the treatment preferred" by the auditor.

32.
The audit committee shall comply with and cooperate with any state regulators relating to any independent determination as to whether any regulatory standards shall be applied to small and mid-size non-registered accounting firms.

33.
The audit committee shall oversee that each annual report of an Company shall contain an "internal control report", which shall: (1) state the responsibility of management for establishing and maintaining an adequate internal control structure and procedures for financial reporting and (2) contain an assessment, as of the end of the Company's fiscal year, of the effectiveness of the internal control structure and procedures of the Company for financial reporting.

34.
The audit committee shall have full authority to modify, amend and change this Charter in its sole and exclusive discretion and to review and reassess the adequacy of this written charter on an annual basis.

Adopted and approved by the Board of Directors of CUI Global, Inc. this 5th  day of August 2011.

Attest:

/s/ Colton Melby	/s/ William J. Clough
Colton Melby,	William J. Clough,
Board Chairman	President/CEO